SunAmerica Income Funds

        Supplement to the Prospectus dated January 28,1998

     The following information supplements the Prospectus dated
January 28,1998:

Asset Protection Plan (optional)

     Anchor National Life Insurance Company (the "Life Company") offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent such purchased shares are redeemed prior to death, coverage with respect to such shares will terminate.

     Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Fund shares to pay the premiums for such coverage. Such redemptions will not be subject to contingent deferred sales charges, but will have the same tax consequences as any other Fund redemptions.

     The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless the Life Company knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides the Life Company with information regarding the beneficial owners of such shares. In addition, coverage is available only to shares purchased on behalf of natural persons under the age of 75 years; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

     The Life Company is affiliated with the Adviser and the Distributor.

     Please call 1-800-858-8850 for more information, including the cost of the Asset Protection Plan option.


February 26, 1998